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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)    December 10, 1996
                                                     -------------------------


                           CAPITAL TITLE GROUP, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE                                0-21417                 87-0399785
(State or other jurisdiction          (Commission             (IRS Employer
of incorporation)                     File Number)          Identification No.)


                  4808 N. 22ND STREET, PHOENIX, ARIZONA 85016
              (Address of principal executive offices) (Zip Code)


                                 (602) 954-0022
             (Registrant's telephone number, including area code.)


                                      N/A
         (Former name or former address, if changed since last report.)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.    CHANGE IN FISCAL YEAR.

        Capital Title Group, Inc. (the "Company") filed a Form 10-SB with the Securities and Exchange Commission on September 24, 1996, which became effective on November 25, 1996. In the Form 10-SB, the Company's fiscal year end was reported as October 31. On December 10, 1996, the Company's Board of Directors determined to change the Company's fiscal year end to December 31. The Company plans to file a Form 10-KSB for the year ended October 31, 1996, no later than January 29, 1997. The Company also plans to file a Form 10-QSB transitional report reflecting its new December 31 fiscal year end by February 14, 1997.




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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CAPITAL TITLE GROUP, INC.


                                        By: /s/ Michael J. Benjamin
                                            --------------------------
                                        Name: Michael J. Benjamin
                                             -------------------------
                                        Title: VP, Controller
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Date: December 10, 1996


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